UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
February 24, 2023

Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

702 S.W. 8th Street
Bentonville, AR 72716-0215
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code
(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	NYSE
2.550% Notes Due 2026	WMT26	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 24, 2023, Walmart Inc. (the “Company”) was informed that C. Douglas McMillon, President and Chief Executive Officer of the Company, entered into a stock trading plan designed to comply with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended (the “Plan”). Rule 10b5-1 trading plans permit individuals who are not in possession of material non-public information to adopt a written pre-arranged plan for transactions in securities under specified conditions and for specified periods of time. Mr. McMillon’s Plan is part of an individual long-term asset diversification, tax, and financial planning strategy, and is in accordance with the Company’s Insider Trading Policy. Under the terms of the Plan, Mr. McMillon will have no discretion or control over the timing or effectuation of any transactions in Company securities pursuant to the Plan.

Under the terms of the Plan, Mr. McMillon would execute one scheduled sale transaction on a specified date each month beginning with the first trade in June 2023 through May 2025. Under the Plan, Mr. McMillon is scheduled to sell 9,708 shares each month from June 2023 through April 2025, and 9,716 shares would be sold in May 2025. The maximum aggregate number of shares to be sold under the Plan is 233,000. Mr. McMillon’s existing Rule 10b5-1 plan, which was entered into on March 12, 2021 (the “Old Plan”) expires when the last trade under the Old Plan will be executed in March 2023.

Mr. McMillon continues to be subject to the Company’s stock ownership guidelines, under which he is required to hold Company stock equal in value to at least seven times his base salary. Upon the conclusion of each monthly sale transaction under the Plan, Mr. McMillon will continue to satisfy the requirements of the Company’s stock ownership guidelines.

Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 24, 2023

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, and Chief Counsel for Finance and Governance